Exhibit 99.1

AMENDED AND RESTATED JOINT FILING AGREEMENT

The undersigned acknowledge and agree that (a) this agreement shall supersede and replace that certain Joint Filing Agreement, dated as of February 11, 2015, by and among Eagle Parent Holdings, LLC, Eagle Acquisition Sub, Corp, Insight Venture Partners IX, L.P., Insight Venture Partners (Cayman) IX, L.P., Insight Venture Partners IX (Co-Investors), L.P., Insight Venture Associates IX, L.P., Insight Venture Associates IX, Ltd. and Insight Holdings Group, LLC and (b) the attached Amendment No.1 to Schedule 13D (the “Schedule 13D”) is filed on behalf of each of the undersigned and that all subsequent amendments to the Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: February 27, 2015	EAGLE PARENT HOLDINGS, LLC

	By:	/s/ Blair Flicker
		Name:		Blair Flicker
		Title:		Secretary

Dated: February 27, 2015	EAGLE ACQUISITION SUB, CORP

	By:	/s/ Blair Flicker
		Name:		Blair Flicker
		Title:		Secretary

Dated: February 27, 2015	INSIGHT VENTURE PARTNERS IX, L.P.
INSIGHT VENTURE PARTNERS (CAYMAN) IX, L.P.
INSIGHT VENTURE PARTNERS (DELAWARE) IX, L.P.
INSIGHT VENTURE PARTNERS IX (CO-INVESTORS), L.P.

		By:		Insight Venture Associates IX, L.P.,
its general partner
		By:		Insight Venture Associates IX, Ltd.,
its general partner

			By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 27, 2015	INSIGHT VENTURE ASSOCIATES IX, L.P.

		By:		Insight Venture Associates IX, Ltd.,
its general partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 27, 2015	INSIGHT VENTURE ASSOCIATES IX, LTD.

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Officer

Dated: February 27, 2015	INSIGHT HOLDINGS GROUP, LLC

	By:	/s/ Blair Flicker
Name:Blair Flicker
Title: Secretary